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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): December 15, 2000


                  ML Asset Backed Corporation, (as depositor
                    under the Sale and Servicing Agreement,
                         dated as of December 1, 2000
                          ML Asset Backed Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

     Delaware                           333-45336              13-3891329
--------------------------------      ------------         --------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                File Number)         Identification No.)


250 Vesey Street, World Financial Center
New York, New York                                               10281
----------------------------------------                       ---------
(Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 449-0336
                                                   --------------

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Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits.


         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibit:

         8.1  Tax Opinion of Brown & Wood LLP





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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               ML Asset Backed Corporation



                                      By:  /s/ Michael M. McGovern
                                           ------------------------
                                           Michael M. McGovern
                                           Secretary



Dated:  December 15, 2000


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                                 Exhibit Index

Exhibit                                                             Page


8.1       Tax Opinion of Brown & Wood LLP                             5